UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN SHARED HOSPITAL SERVICES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMERICAN SHARED HOSPITAL SERVICES

601 Montgomery Street, Suite 850

San Francisco, California 94111

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 24, 2026

TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:

NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of the Directors (the “Board”), the 2026 Annual Meeting of Shareholders (the “Meeting”) of American Shared Hospital Services, a California corporation (the “Company”), will be held virtually via a live audio webcast that is available at https://:  www.virtualshareholdermeeting.com/AMS2026 at 9:00 a.m. Central Daylight Time on Wednesday, June 24, 2026 to consider and to act upon the following matters, all as set forth in the Proxy Statement. There will be no physical Meeting location and the Meeting will only be conducted via the live audio webcast. To participate in the Meeting you must have your 16-digit control number that is shown on your proxy card.

1.	ELECTION OF DIRECTORS. To elect the following four nominees to the Board to serve until the next annual meeting of shareholders and until their successors have been elected and qualified:

Daniel G. Kelly, Jr.

Kathleen Miles

Raymond C. Stachowiak

Vicki L. Wilson

2.	ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION. To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

3.	AMENDMENT AND RESTATEMENT OF THE COMPANY’S INCENTIVE COMPENSATION PLAN. To approve the Company’s amended and restated Incentive Compensation Plan.

4.

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Baker Tilly US, LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2026.

5.	OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Meeting and any and all adjournments thereof.

The Board knows of no matters, other than those set forth in paragraphs (1), (2), (3) and (4) above, that will be presented for consideration at the Meeting.

The Board has fixed the close of business on April 27, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING VIRTUALLY, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•

Vote online by following the instructions included on your Notice of Internet Availability of Proxy Materials, included on your proxy card or voting instruction form, or that otherwise accompany your proxy materials; or

•	Vote by mail by completing and returning your proxy card or voting instruction form in the addressed stamped envelope provided, if you received a paper copy of the proxy materials.

The Proxy Statement is dated April 30, 2026 and is first being made available to stockholders via the Internet on or about April 30, 2026.

By Order of the Board /s/Alexis N. Wallace Alexis N. Wallace Corporate Secretary Dated: April 30, 2026 San Francisco, California

Important Notice Regarding the Availability of Proxy Materials for Shareholder Meeting to Be Held on Wednesday, June 24, 2026 at 9:00 a.m. Central Daylight Time

The Proxy Statement, Proxy Card and Annual Report on Form 10-K

are available at https:// www.virtualshareholdermeeting.com/AMS2026

AMERICAN SHARED HOSPITAL SERVICES

601 Montgomery Street, Suite 850

San Francisco, California 94111

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

June 24, 2026

INTRODUCTION

This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2026 Annual Meeting of Shareholders scheduled to be held virtually at 9:00 a.m. Central Daylight Time on Wednesday, June 24, 2026 and at any adjournments or postponement thereof (the “Meeting” or “Annual Meeting”). This Proxy Statement is dated April 30, 2026 and is first being made available to stockholders via the Internet on or about April 30, 2026.

The matters to be considered and voted upon at the Meeting will be:

1.	To elect four nominees to the Board to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.	To approve on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.

3.	To approve the Company’s amended and restated Incentive Compensation Plan.

4.	To ratify the appointment of Baker Tilly US, LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2026.

5.	To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.

Only shareholders of record at the close of business on April 27, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting to be held virtually.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY STATEMENT AND ANNUAL REPORT

As permitted by rules adopted by the Securities and Exchange Commission, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet. On or about April 30, 2026, we will mail to most of our shareholders a notice (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report and to vote via the Internet or by telephone.

The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form by mail or electronically by e-mail by following the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail, unless you elect otherwise.

Revocability of Proxies

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to the final vote at the Meeting by filing with our Corporate Secretary either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by voting virtually.

Solicitation of Proxies

This proxy solicitation is being made by the Board of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers and employees of the Company for shares of the Company’s common stock (“Common Shares”). The Company will request that banks, brokers and other fiduciaries solicit their customers who beneficially own Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons for the reasonable expenses of such solicitation. In addition, the Company has engaged Laurel Hill Advisory to assist in the solicitation of proxies for the meeting and has agreed to pay $3,000 for its proxy solicitation services.

Outstanding Securities

The Board has fixed April 27, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 6,627,466 Common Shares issued and outstanding. The Common Shares are the only class of securities entitled to vote at the Meeting.

Voting Procedures

Shares may be voted by record holders in four separate ways as follows: (i) by Internet, going to the voting site www.voteproxy.com and following the instructions outlined on the website using certain information provided on the Notice, or if you requested printed proxy materials, by following the instructions provided on your proxy card or voting instruction form, (ii) by telephone, following the instructions on your Notice, proxy card or voting instruction form, (iii) by completing and mailing the written proxy if you received your proxy by mail, or (vi) by voting virtually. Each holder of Common Shares will be entitled to one vote, virtually or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for a vote virtually, except as indicated below in connection with the election of directors.

In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder virtually present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder’s intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder or to distribute the same number of votes between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board.

In connection with the solicitation by the Board of proxies for use at the Meeting, the Board has designated Raymond C. Stachowiak and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR (1) the election of each of the four nominees for the Board named in this Proxy Statement, (2) the approval, on a non-binding, advisory basis, of the Company’s executive compensation, (3) the approval of the amendment and restatement of the Company’s Incentive Compensation Plan and (4) the ratification of the appointment of Baker Tilly US, LLP as the Company’s Independent Registered Public Accounting Firm.

The Board is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.

All outstanding shares of the Company’s common stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder has the following voting options for the four proposals discussed herein:

1.

A shareholder may, with respect to the election of directors, (i) vote for the election of all four director nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected.

2.

A shareholder may, with respect to the advisory vote on executive compensation, (i) vote for, or approve on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, (ii) vote against, or disapprove on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, or (iii) abstain.

3.

A shareholder may, with respect to the amendment and restatement of the Company’s Incentive Compensation Plan, (i) vote to approve the amendment and restatement of the Company’s Incentive Compensation Plan, (ii) vote against the amendment and restatement of the Company’s Incentive Compensation Plan, or (iii) abstain.

4.

A shareholder may, with respect to the proposal to ratify the appointment of Baker Tilly US, LLP as the Company’s Independent Registered Public Accounting Firm, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Common Shares held in street name on certain matters in the absence of instructions from the beneficial owner of the Common Shares. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “non-voted shares”) will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Abstentions are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present.

The rules of the New York Stock Exchange (“NYSE”) determine whether proposals presented at shareholder meetings are routine or non-routine matter. If a proposal is routine, a broker or other entity holding shares for a beneficial owner in street name may vote for the proposal without receiving voting instructions from the beneficial owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any voting instructions.

Under the NYSE rules, the election of directors in an uncontested election (Proposal 1), the advisory vote on the compensation of our named executive officers (Proposal 2) and the approval of the amendment and restatement of the Company’s Incentive Compensation Plan (Proposal 3) are considered non-routine items. This means that brokers who do not receive voting instructions from their clients as to how to vote their clients’ shares for these proposals cannot exercise their discretionary authority to vote these clients’ shares for these proposals, in which case a broker non-vote will occur. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board. The approval of the ratification of appointment of Independent Registered Accounting Firm (Proposal 4) is considered a “routine” matter under NYSE rules for which brokers may exercise their discretion to vote and therefore we do not expect any broker non-vote will occur.

Votes Required to Approve Each Proposal

A majority of the Common Shares entitled to vote on the Record Date must be represented virtually or by proxy at the Meeting in order to constitute a quorum for the transaction of business.

Proposal 1: In the election of directors, the four nominees receiving the highest number of votes will be elected directors of the Company.

Proposal 2: The compensation of our named executive officers will be approved, on a non-binding, advisory basis, by the affirmative vote of majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum). The outcome of the advisory vote on our executive compensation will not be binding on the Board. However, the Board, in the exercise of its fiduciary duties, will consider the outcome of the non-binding, advisory votes in determining how to proceed following such votes.

Proposal 3: The approval of the amendment and restatement of the Company’s Incentive Compensation Plan requires the affirmative vote of the majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum).

Proposal 4: The approval of the proposal to ratify the appointment of Baker Tilly US, LLP as the Company’s Independent Registered Public Accounting Firm requires the affirmative vote of majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum).

Provided that the quorum requirement is satisfied, (i) broker non-votes will have no effect on the outcome of the election of directors, (ii) votes withheld and votes against a director nominee will have no legal effect on the outcome of the election of directors, and (iii) abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the shares represented and voting for Proposals 2,3 and 4. However, approval of Proposals 2, 3 and 4 also require the affirmative vote of a majority of the shares necessary to constitute a quorum, and therefore abstentions and broker non-votes could prevent the approval of these proposals because they do not count as affirmative votes, provided that no broker non-votes are expected for Proposal 4 on the ratification of the appointment of the Company’s Independent Registered Public Accounting Firm.

The Inspector of Elections appointed by the Board will determine the number of Common Shares represented virtually or by proxy at the Meeting, whether a quorum exists, and the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Meeting before the voting begins.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors

The Company’s current Bylaws, as amended (the “Bylaws”) provide that there shall be no less than four nor more than seven directors. The number of directors currently is fixed at four. Each of the currently serving directors at the date of this Proxy Statement is standing for re-election. There are currently no vacancies on the Board.

Board Leadership Structure

For many years our founder, Ernest A. Bates, M.D., served as both Chairman and Chief Executive Officer (“CEO”) of the Company. In 2020, Dr. Bates retired as President and CEO of the Company but continued to serve as Executive Chairman through December 31, 2020 and Chairman through December 2021. Following Dr. Bates’ resignation as Chairman in December 2021, this position remained vacant until Raymond C. Stachowiak, then the Company’s CEO and a director on the Board, was named Executive Chairman of the Board (the “Executive Chairman”) and resigned as CEO on March 7, 2023, with Peter Gaccione taking on the role of CEO in his place. At that time, the Board determined to bifurcate the Executive Chairman and CEO positions because Mr. Stachowiak retained significant executive duties, such as a number of direct reports, and strategic and operational responsibilities, as Mr. Gaccione transitioned to his new role as CEO.

Upon the passing of Peter Gaccione on April 10, 2024, Mr. Stachowiak returned to the role of CEO while retaining his position as Executive Chairman. However, on April 3, 2025 the Company appointed Gary Delanois to replace Mr. Stachowiak as CEO, although Mr. Stachowiak retained the title of Executive Chairman. Effective April 24, 2026, Mr. Delanois resigned his position as CEO for personal reasons. Mr. Tagawa was appointed Interim CEO effective April 27, 2026. The Board does not have a policy on whether the roles of Executive Chairman and CEO should be separate or combined but the Board currently believes that the most effective leadership structure for the Company is for these roles to be separate. The Board has elected an independent, non-management director as the Lead Director to coordinate the activities of the other non-management directors and preside at their meetings. Daniel G. Kelly, Jr. currently serves as Lead Director and has held this position since 2020. The Board believes that this structure provides effective and independent leadership and intends to continue to assess the characteristics and attributes of its leadership structure from time to time and may make additional changes as it deems appropriate.

Board’s Role in Risk Oversight

Management, which is responsible for day-to-day risk management, continually monitors the material risks facing the Company, including strategic risks, operational risks, financial risks and legal and compliance risks. The Board is responsible for exercising oversight of management’s identification and management of, and planning for, those risks. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus. The responsibilities of the Board’s committees, and the areas of risk that they monitor, are described in detail in their charters. In summary, the Audit Committee oversees the preparation of the Company's financial statements and the hiring and work of its independent auditors to mitigate the risk of non-compliance with the regulations of the Securities and Exchange Commission (the “SEC”) governing financial reporting. The Compensation Committee oversees the structure of the Company’s executive compensation program and has concluded that the program does not create a material risk that individuals will take excessive risks in order to impact their compensation. The Nominating and Corporate Governance Committee oversees Board organization, membership and structure, director and officer succession planning and corporate governance to promote compliance with the requirements of both state corporate laws and of securities regulators and stock exchanges.

Nominees for Directors

The Board is proposing the persons named below for election to the Board. Each of the persons identified below has been nominated for election to serve until the next annual meeting of shareholders and until his or her successor shall be elected and have qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee is unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board. Each of the nominees named below has notified the Board that, if elected, he or she will agree to serve as a director. None of the director nominees or executive officers of the Company has a family relationship with any of the other nominees or executive officers.

Set forth below is certain information regarding each of the nominees.

KATHLEEN MILES was elected to the Board in December 2021. She was Chief Counsel, Public Finance of The PNC Financial Services Group, Inc., a position she held from 2014until her retirement in April 2025. Ms. Miles has over 20 years of experience in public finance as both a lawyer and a regulator. She earned a Bachelor's of Arts in Government from Radcliffe College of Harvard University and a Juris Doctor from the University of Virginia School of Law. Ms. Miles is 69 years old.

DANIEL G. KELLY, JR., was elected to the Board in 2016. Mr. Kelly was a partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of an NYSE-listed corporation and a partner involved in management of two other law firms. Mr. Kelly is a Trustee of Choate Rosemary Hall. Mr. Kelly received his B.A. in History from Yale University and his J.D. from Columbia University School of Law. Mr. Kelly is a member of the Board of Directors of Ares Capital Corporation, a specialty finance company listed on the Nasdaq Global Select Market. Mr. Kelly is 74 years old.

RAYMOND C. STACHOWIAK joined the Board in 2009 and was named the Company’s Executive Chairman in March 2023. Mr. Stachowiak previously served as the Company’s CEO from April 2024 to April 2025 and from October 2020 to March 2023 as well as the Company’s Interim President and CEO from May 2020 to October 2020. Mr. Stachowiak previously served as President and Chief Executive Officer of Shared Imaging, a preferred independent provider of CT, MRI and PET/CT equipment and services, from its inception in December 1991 until his retirement in March 2013. In 2008, Mr. Stachowiak sold 50% of his interest in Shared Imaging to Lubar Equity Fund and remains a 50% owner of Shared Imaging. Mr. Stachowiak is the sole owner of RCS Investments, Inc., and owner-manager of Stachowiak Equity Fund, both of which are private equity funds. Mr. Stachowiak received a B.S. in Business and an M.B.A. from Indiana University. He is a Certified Public Accountant (inactive), Certified Internal Auditor (inactive) and holds a Certification in Production and Inventory Management. Mr. Stachowiak is 68 years old.

VICKI L. WILSON was elected to the Board in 2021. She has served as the Director, Finance and Administration and Chief Fiscal Officer, for the State of Illinois Department of Transportation since 2022. From 2017 until 2022, she was the Deputy Director for Finance and Administration and Chief Fiscal Officer for the State of Illinois Department of Public Health. Ms. Wilson was the Director of Financial Control, Cook County Department of Homeland Security and Emergency Management from March 2017 to October 2017. Ms. Wilson has held numerous positions in finance, risk management and accounting in the public and private sectors, including with organizations and entities in healthcare. She earned a Bachelor’s of Arts in Mathematics from Wesleyan University, a Master’s in Business Administration from Harvard Business School and a Master’s in Public Health, Health Care Administration, from Yale University. Ms. Wilson is 68 years old.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE NOMINEES NAMED ABOVE UNLESS OTHERWISE INSTRUCTED.

Meetings of the Board

The Board held four (4) regular meetings during 2025. Each director attended at least 75% of the aggregate number of meetings of both the Board and of the Committees of the Board on which such director served during the year.

Shareholders may communicate with the Board by writing to 601 Montgomery Street, Suite 850, San Francisco, CA 94111-4107, Attention: Raymond C. Stachowiak. Although the Company does not have a formal policy regarding attendance at the Company’s annual meeting, we encourage directors to attend our annual meeting. All directors attended the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) in person or virtually. All shareholder communications to directors are forwarded to them.

Committees of the Board and Director Independence

The Company has standing Compensation, Nominating and Corporate Governance and Audit Committees, each of which is described below. The Company is in compliance with The NYSE American Stock Exchange (“NYSE American”) enhanced board and board committee independence requirements. Mr. Kelly, Ms. Miles, and Ms. Wilson were considered independent directors under the NYSE American rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”, and any rules promulgated thereunder, the “Exchange Act Rules”) during 2025. Furthermore, members of each of the standing committees described above satisfy the independence requirements under applicable Exchange Act Rules and NYSE American rules. The director who was not independent during 2025 under NYSE American rules and the applicable Exchange Act Rules was Mr. Stachowiak, who was the Company’s Executive Chairman and Chief Executive Officer during 2025.

Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a formal written charter. These charters, as well as our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, are available on the Investor Relations section of our website at: www.ashs.com/investors/ and can be accessed through the “Corporate Governance” hyperlink under the “Investors” tab. You may also request a copy of these documents free of charge by writing our Corporate Secretary. We intend to post on our website any amendments to our Code of Business Conduct and Ethics, as well as any waivers for directors or executive officers within four (4) business days after the date of any amendment or waiver. The information on our website is not part of this Proxy Statement. The Company’s independent directors meet in executive session at least annually without management and non-independent directors, as required by the NYSE American rules. The Lead Director presides at such meetings.

The Compensation Committee’s functions are to (i) establish compensation arrangements and incentive goals for executive officers, (ii) administer compensation plans, (iii) evaluate the performance of executive officers and award incentive compensation, (iv) adjust compensation arrangements as appropriate based upon performance, and (v) review and monitor management development and succession plans and activities. The Compensation Committee met three (3) times in 2025. The Compensation Committee meets on an as needed basis. The Compensation Committee during 2025 consisted of Mr. Kelly, Ms. Miles and Ms. Wilson. Mr. Kelly served as Chair of the Compensation Committee.

The Compensation Committee is authorized to delegate its authority to a subcommittee when appropriate. It is authorized to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. In determining or recommending the amount or form of executive officer compensation, the Compensation Committee takes into account the recommendations of its compensation consultant, if retained, as well as information received from the Company’s CEO and Executive Chairman. In doing so, the Compensation Committee customarily considers the comparative relationship of the recommended compensation to the compensation paid by other similarly situated companies, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Company’s strategic plan.

The primary purpose of the Nominating and Corporate Governance Committee is to recommend candidates for election to the Board. The Nominating and Corporate Governance Committee did not meet in 2025 but did act by written consent to approve the slate of nominees presented to shareholders at the 2025 Annual Meeting. In March 2026, the Nominating Committee recommended the nominations of Mr. Kelly, Ms. Miles, Mr. Stachowiak and Ms. Wilson for election to the Board. During 2025, the Nominating and Corporate Governance Committee consisted of Mr. Kelly, Ms. Miles and Ms. Wilson. Ms. Miles served as the Chair of the Nominating and Corporate Governance Committee.

The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint the independent auditors, and to review the reports of such auditors. The Audit Committee held five (5) meetings during 2025. The Audit Committee during 2025 consisted of Mr. Kelly, Ms. Miles and Ms. Wilson. Ms. Wilson served as Chair of the Audit Committee. For further information concerning the Audit Committee, refer to the “Audit Committee Report.” Ms. Wilson is a “financial expert” and meets the applicable independence requirements of the NYSE American and Rule 10A-3 under the Exchange Act.

Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee uses various methods to identify director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, shareholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.

To be eligible for consideration for the Board, any proposed candidate must be ethical, have proven judgment and experience, have professional skills and experience in dealing with complex problems that would be complementary to the needs of the Company, have demonstrated the ability to act independently, be willing to represent the interests of all shareholders and not just those of a particular interest, and be willing and able to devote sufficient time to fulfill the needs of a director of the Company.

The Company believes that gender and minority representation in the boardroom is a key aspect of attaining the diverse array of perspectives. In addition to evaluating directors’ qualifications, skills, independence and expertise, the Nominating and Corporate Governance Committee considers the gender, race, ethnicity, cultural background, and other diversity characteristics when making Board nomination decisions. Of the Board’s four directors, all of whom are being nominated for re-election to the Board, two directors are African American. In addition, two of the Board’s three standing committees are chaired by African American women. The Company believes that its commitment to create a diverse and inclusive culture is reflected in the diversity of its Board members and will continue to seek opportunities to advance its diversity efforts.

The Nominating and Corporate Governance Committee will consider director candidates submitted by shareholders to: 601 Montgomery Street, Suite 850, San Francisco, CA 94111-4107, Attention: Nominating and Corporate Governance Committee. Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement as to whether the candidate has expressed interest in serving as a director. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties. The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision. A shareholder who wishes to nominate a person for director must provide the nomination in writing to our Corporate Secretary at the Company’s principal offices pursuant to the notice provisions in the Bylaws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the earlier of the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.

Based on the process described above, the Nominating and Corporate Governance Committee recommended and the Board determined to nominate each of the incumbent directors for re-election at the Meeting. The Nominating and Corporate Governance Committee and the Board concluded that each of the incumbent directors should be nominated for re-election based on the experience, qualifications, attributes and skills identified in the biographical information contained in the “Nominees” section under “Proposal No. 1: Election of Directors.” The Nominating and Corporate Governance Committee and the Board assessed several factors while considering the Company’s longstanding history of providing Gamma Knife and other medical services to hospitals and medical centers in the United States, and its anticipated growth in providing similar services internationally, as well as providing proton beam radiation therapy services in the United States. In particular, the Nominating and Corporate Governance Committee and the Board considered the following specific experiences, qualifications, attributes, skills and other factors:

•	The nominees all have extensive experience in leading and guiding business and professional organizations as both executive leaders and board members.
•

The nominees’ experiences reflect a range of occupations and industries, which provide diverse viewpoints in guiding the Company. Specifically, this includes financial services (Mr. Kelly, Ms. Miles, and Ms. Wilson), healthcare (Mr. Stachowiak), government and public policy (Mr. Kelly, Mr. Stachowiak and Ms. Wilson), international policy and development (Mr. Kelly and Mr. Stachowiak), and business development (all of the nominees).

•

The nominees have significant and substantive expertise in several areas that are applicable to the Board and its committees, including finance (all of the nominees), public company accounting and financial reporting (Mr. Kelly and Mr. Stachowiak), strategic planning (all of the nominees), operations management (Mr. Kelly, Mr. Stachowiak and Ms. Wilson) and corporate governance (all of the nominees).

Director Compensation for Fiscal 2025

The following table sets forth information regarding the compensation earned by or awarded to each non-employee director during 2025.

	Fees Earned or
Name	Paid in Cash (1)	Total
Daniel G. Kelly, Jr.	$50,000	$50,000
Kathleen Miles	$50,000	$50,000
Vicki L. Wilson	$50,000	$50,000

(1)    Consists of the annual retainer fees for service as members of the Company’s Board. Each non-employee director may choose to have the retainer paid in cash, or make an election to defer all or part of the retainer by converting it to a restricted stock unit award pursuant to the terms of the Company’s Deferral Election Program. No directors made an election to defer their 2025 retainer by converting such fee into a restricted stock unit award under the Company’s Incentive Compensation Plan. For further information concerning such deferral election, see the section below entitled “Deferral Election Program for Non-Employee Board Members”.

Directors’ Annual Retainer Fees

In 2025, each non-employee director earned an annual retainer of $50,000. Each director may choose to have the retainer paid in equal quarterly cash installments, or elect to defer all or part of the retainer by converting it to a restricted stock unit award pursuant to the terms of the Company’s Deferral Election Program, described below. Non-employee directors are reimbursed for the expenses they incur to attend Board meetings. No payment is made for attendance at meetings by any director who is a full time employee of the Company.

Deferral Election Program for Non-Employee Board Members

Through its Deferral Election Program, the Company provides each non-employee Board member with the opportunity to defer all or a portion of the annual retainer fee such person earns for service on the Board and Board committees. Such program allows each non-employee Board member to elect to convert all or a portion of such fee into a restricted stock unit award under the Company’s Incentive Compensation Plan. For each continuing Board member the deferral election must be filed on or before December 31 of the calendar year preceding the calendar year for which the annual retainer fee is earned. For each newly elected Board member, the deferral election must be filed within 30 days from the Board member’s commencement of Board service, and such election will apply to the portion of the retainer fee to be earned for the period of Board service measured from the first calendar quarter following the submission of the election to the Company.

For each continuing non-employee Board member, the number of restricted stock units to be issued as a result of the deferral election is determined by dividing the dollar amount subject to the non-employee director’s election by the closing market price of the Company’s common stock as of the first trading date in January of the calendar year in which the election is in effect. For each newly elected non-employee Board member, the number of restricted stock units to be issued as a result of the deferral election is determined by dividing the dollar amount subject to the non-employee director’s election by the closing market price of the Company’s common stock on the first trading date of the first calendar quarter following the submission of the election to the Company. The issuance of the Common Shares that vest under the award is deferred until the Board member’s cessation of Board service.

As of December 31, 2025, Mr. Kelly held deferred vested restricted stock unit awards covering 46,064 Common Shares and none of the other non-employee directors held deferred vested restricted stock unit awards.

Directors’ Equity Grants

Under the Automatic Grant Program of our Incentive Compensation Plan, each individual who first becomes a non-employee director will, at the time of his or her election to the Board, receive an initial equity award including an option grant to purchase a specified number of Common Shares and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in the employ of the Company or any of its parents or subsidiaries. The specific number of shares subject to an initial equity award, if any, will be determined by the Compensation Committee of our Board, but will not exceed 10,000 shares for the option component or 3,000 shares for the restricted stock unit component. In addition, under this program, subject to the discretion of the Compensation Committee to grant awards, on the date of each annual meeting of shareholders, each individual who will continue to serve as a non-employee director will be eligible to be granted an annual equity award. The specific number of shares subject to an annual equity award, if any, will be determined by the Compensation Committee, but will not exceed 3,000 shares for the option component or 1,000 shares for the restricted stock unit component. Each initial equity award will vest in four equal annual installments upon the individual’s completion of each year of service. Each annual equity award will vest in one installment upon the individual’s completion of one year of Board service.

No equity awards were granted to non-employee directors in 2025. As of December 31, 2025, Mr. Kelly held options to purchase 4,000 Common Shares that were granted under the Automatic Grant Program of the Company’s Incentive Compensation Plan. Upon their election to the Board in 2021, Ms. Miles and Ms. Wilson were each granted 3,000 restricted stock units under the Automatic Grant Program, all of which were fully vested as of December 28, 2025.

CERTAIN ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Shares as of April 27, 2026 of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each nominee for director of the Company, (iii) each executive officer, and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table or for Common Shares held in brokerage accounts, which may from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

	Common Shares Owned
	Beneficially
	Amount and
	Nature of
	Beneficial	Percent of
	Ownership	Class
Name and Address of Beneficial Owner (1)	(2)	(3)
Directors and Named Executive Officers
Daniel G. Kelly, Jr. (4)	53,664	*	%
Kathleen Miles	3,000	*	%
Raymond C. Stachowiak (5)	1,610,737	24.0%
Vicki L. Wilson	3,000	*	%
Gary Delanois	24,000	*	%
Scott Frech	10,000	*	%
Craig K. Tagawa	35,501	*	%
All Current Directors & Executive Officers as a Group (7)	1,739,902	25.8%
5% or More Shareholders:
TIGH II, LLC (7)	586,468	8.8%

*	Less than 1%

(1)

Except as otherwise set forth below, the address of each director, executive officer and 5% or more shareholder listed herein is c/o American Shared Hospital Services, 601 Montgomery Street, Suite 850, San Francisco, California 94111.

(2)	Except as otherwise set forth below, each person directly or indirectly has sole voting and dispositive power with respect to the shares listed under this column as being owned by such person.
(3)

The percentages are calculated based on a total of 6,627,466 Common Shares issued and outstanding as of April 27, 2026. Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 27, 2026 are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4)	Includes 50,064 Common Shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 27, 2026.
(5)

Includes (i) 619,000 Common Shares directly held by Mr. Stachowiak, (ii) 158,500 Common Shares held by RCS Investment Inc. (“RCS”); (iii) 760,559 Common Shares held by Stachowiak Equity Fund LLC (the “Equity Fund”); and (iv) 72,678 Common Shares issuable upon the exercise of stock options and vesting of restricted stock units within 60 days of April 27, 2026. RCS is a wholly-owned subsidiary of Raymond C Stachowiak Revocable Trust dated November 19, 1998 ( the “Trust”) and Mr. Stachowiak is the sole trustee of the Trust. Accordingly, Mr. Stachowiak may be deemed to be the beneficial owner of shares held by RCS. In addition, the Trust is the managing member and holder of a 60% equity interest of the Equity Fund and two trusts established for Mr. Stachowiak’s children, of which Mr. Stachowiak’s spouse is the sole trustee, own the remaining 40% of the Equity Fund. Accordingly, Mr. Stachowiak may be deemed to be the beneficial owner of shares held by the Equity Fund and Mr. Stachowiak hereby disclaims such beneficial ownership interest pursuant to Rule 13d-4 of the Exchange Act. Mr. Stachowiak has the sole power to vote and dispose of 619,000 shares held by him and he has the shared power to vote and dispose of 158,500 shares held by RCS Investments and 760,559 shares held by the Equity Fund.

(6)	Includes an aggregate of 122,742 Common Shares issuable upon the exercise of stock options within 60 days of April 27, 2026.
(7)

The information with respect to TIGH II, LLC is based on Amendment No.2 to the Schedule 13D filed by TIGH II, LLC (“TIGH II”) and Anita G. Zuker, the president and indirect owner of TIGH II, which disclosed that TIGH II and Mrs. Zucker has shared voting power to vote and shared power to dispose of 586,468 Common Shares. The address for TIGH II, LLC and Mrs. Zucker is c/o The InterTech Group, Inc., is 4838 Jenkins Avenue, North Charleston, South Carolina 29405.

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our four named executive officers (the “Named Executive Officers”) during 2025 as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Shareholders are encouraged to read the “Narrative Disclosure Regarding Compensation” section of this Proxy Statement for a more detailed discussion of how our compensation programs further the Company’s objectives.

At this meeting, the shareholders will be asked to vote, on a non-binding, advisory basis, on the following resolution:

“RESOLVED, that the shareholders approve the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S‑K in the Narrative Disclosure Regarding Compensation, compensation tables and related narratives and other materials in this Proxy Statement.”

Our Board and Compensation Committee urge shareholders to endorse the compensation program for our executive officers by voting FOR the above resolution. The Board is committed to excellence in governance and recognizes that executive compensation is an important matter for our shareholders. The Board and the Compensation Committee believe that the Company’s executive officer compensation program, as described in the Narrative Disclosure Regarding Compensation and other related sections of this Proxy Statement, is reasonable and effective in aligning the interests of the executive officers with both the short and long-term interests of the Company’s shareholders. We believe that our executive compensation program is designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and increased total shareholder value while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In particular, as described in detail in our “Narrative Disclosure Regarding Compensation” below, our program has the following features.

•

In August 2020, Meridian provided the Board a compensation report based on a group of similar sized companies chosen by Meridian as comparable to the Company. Based in part on the data and recommendations in the Meridian report, the Compensation Committee adopted a variable compensation plan (“VCP”) for certain executives that went into effect on January 1, 2021, and was continued (with updated metrics) in October 2023, as described in more detail below. The Compensation Committee also received the advice of Meridian in connection with designing compensation arrangements with the Company’s executive officers and the evaluation of the competitiveness of the Company’s compensation measured against an updated peer group.

•

A substantial portion of Mr. Stachowiak’s compensation is comprised of restricted stock which the Compensation Committee believes is effective in further aligning him with the interests of shareholders. Mr. Stachowiak is also the Company’s largest shareholder. Mr. Stachowiak transitioned his CEO duties to Mr. Delanois in April 2025 and his salary was reduced from $275,000 to $225,000 effective July 2, 2025.

•	Mr. Delanois’s salary was increased from $325,000 to $425,000, effective July 2, 2025 in recognition of his promotion to CEO. Mr. Delanois resigned from his position as CEO, effective April 24, 2026.

•	Mr. Frech’s salary was increased from $275,000 to $295,000, effective June 19, 2025.

•	Mr. Tagawa’s salary was $265,000 during 2025, but then increased to $325,000 in recognition of his appointment of Interim CEO, effective April 27, 2026.

•

Our directors and executive officers as a group own approximately 24.4% of the issued and outstanding shares (not including shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 27, 2026), which directly aligns their interests with that of the other shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is advisory, which means that it is not binding on us, our Board or the Compensation Committee of our Board. However, the Compensation Committee and our Board value the views of our shareholders and expect to take into account the outcome of the vote when considering future compensation decisions for our Named Executive Officers.

Unless the Board modifies its policy on holding advisory votes on the compensation of our Named Executive Officers, the next advisory vote will occur at the 2027 annual meeting of shareholders (the “2027 Annual Meeting”).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS OTHERWISE INSTRUCTED.

COMPENSATION OF EXECUTIVE OFFICERS

Narrative Disclosure Regarding Compensation

The purpose of this Narrative Disclosure Regarding Compensation is to inform our shareholders of the policies and objectives underlying the compensation programs for (i) all individuals serving as principal executive officer or acting in a similar capacity in 2025 and (ii) each of its other two most highly compensated executive officers whose total compensation for 2025 was in excess of $100,000 and who were serving as executive officers at the year end of 2025 (the “Named Executive Officers”).

The Compensation Committee of our Board administers the compensation program for our Named Executive Officers with the objective of providing a competitive compensation package. However, we also believe that the compensation paid to our Named Executive Officers should be substantially dependent on our financial performance and the value created for our shareholders. For this reason, beginning in 2021 we instituted the VCP where our Named Executive Officers (other than Mr. Stachowiak) could earn bonuses based on the achievement of specific financial targets. Additionally, in 2024, we instituted a commission plan (the “Commission Plan”) where Mr. Tagawa could earn cash bonuses based on securing new business and extending existing client agreements. Under the Commission Plan, Mr. Tagawa could receive a percentage of revenues for assisting in the signing of new clients and a set payment based on the length of extension for existing clients.

Highlights of Our 2025 Executive Compensation Practices

•	Independent Committee. Our Compensation Committee is comprised solely of independent directors.

•	No Guaranteed Salary Increases or Bonuses. None of our Named Executive Officers is guaranteed salary increases or bonuses for any year.

•

Performance-Based Compensation. In 2025, pursuant to the VCP and the Commission Plan, the Named Executive Officers (other than Mr. Stachowiak) could earn bonuses only upon the achievement of specific financial and operational performance targets.

•

Compensation Recoupment Policy. In 2025, the Company has an executive compensation recoupment policy, which mandates that we recuperate any erroneously-awarded incentive-based compensation resulting from designated accounting restatements.

•	No Special Cash Severance Provisions. None of our Named Executive Officers has an employment agreement or a severance agreement.

•

Equity Ownership. Our directors and executive officers as a group own approximately 24% (not including shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 27, 2026) of the issued and outstanding shares, which directly aligns their interests with that of the other shareholders.

•	No Excise Tax Gross-ups. Our Named Executive Officers do not receive tax “gross-ups” in connection with severance or change-in-control arrangements or otherwise.

•

No Pension Plans. None of our Named Executive Officers participates in any pension arrangements, defined benefit retirement plans, or nonqualified deferred compensation plans. None of our Named Executive Officers has supplemental executive retirement benefits.

Compensation Philosophy for Named Executive Officers

We seek to provide compensation packages for our Named Executive Officers to achieve the following objectives:

•	attract, retain, motivate and engage executives with superior leadership and management capabilities,

•	provide an overall level of compensation to each Named Executive Officer which is externally competitive, internally equitable and performance-driven, and

•	ensure that total compensation earned by our Named Executive Officers is reflective of our financial performance and aligned with the interests of our shareholders.

Elements of Compensation

In determining the appropriate level for each element of such compensation, the Compensation Committee reviews and evaluates the level of performance of the Company and the Named Executive Officer’s level of individual performance and potential to contribute to the Company’s future growth, and seeks to set compensation at a level that is both reasonable and equitable based on that assessment. We also take into account our shareholders’ opinions on our executive compensation programs when determining whether to make any changes to our programs year over year.

Non-Binding, Advisory Vote on Executive Compensation. We conducted a non-binding, advisory vote on executive compensation at our 2025 Annual Meeting and will again conduct a vote in 2026. Approximately 97% of the votes cast on the advisory vote on executive compensation proposal at our 2025 Annual Meeting were in favor of our Named Executive Officer compensation program as disclosed in the 2025 proxy statement. While this vote is not binding on the Company, our Board or our Compensation Committee, we believe that it is important for our shareholders to have an opportunity to vote on this proposal as a means to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy statement.

Executive Chairman Compensation. In connection with Mr. Stachowiak’s service as the Company’s Executive Chairman in 2025, on June 26, 2025, the Compensation Committee approved an annual base salary for Mr. Stachowiak of $275,000 through July 1, 2025 and $225,000 thereafter (with such reduction in salary occurring due to Mr. Stachowiak’s transitioning to his CEO duties to Mr. Delanois). The Compensation Committee also approved a grant of 110,000 restricted stock units to Mr. Stachowiak with a grant date of June 26, 2025. The RSUs vested in four installments, with Mr. Stachowiak receiving 30,000 shares on each of June 27, 2025 and July 2, 2025, and 25,000 shares on each of October 1, 2025 and January 1, 2026. Mr. Stachowiak does not participate in the VCP or the Commission Plan.

Base Salary. The Compensation Committee periodically reviews the base salary level of each executive officer. The base salaries for the executive officers are determined on the basis of their level of responsibility, experience and individual performance.

Variable Compensation Plan. The Company’s VCP provides an opportunity for the Named Executive Officers (other than Mr. Stachowiak) to earn additional compensation if through their efforts the Company achieved pre-established targets that would improve its financial performance and position it for future growth and profitability.

Commission Plan. Mr. Tagawa was eligible to receive commission payments under the Commission Plan for his efforts in securing new clients and extending existing client agreements.

The Compensation Committee created a grid of targets based on the Board-approved Operating Plan for 2025 for each Named Executive Officer (other than Mr. Stachowiak) and the amount of supplemental compensation payable for achieving these in whole or in part. These targets covered new business origination, revenues, net income and EBITDA as well as goals for portions of the business that were under the personal guidance of these executives. The VCP also contains two “gates” that had to be achieved before any incentive compensation would be paid. These gates were based on projected net income and EBITDA under the Operating Plan. The bonuses would not be paid unless the gates would be achieved after deducting the amount of incentive compensation payable under the VCP. Any incentive compensation earned under the VCP is payable 75% in cash and 25% in restricted stock units, which vest in six (6) months. The amount that could have been received under the VCP for the Named Executive Officers (other than Mr. Stachowiak) ranged from 0% of base salary to 20%, 30% and 50% of base salary for Mr. Tagawa, Mr. Frech and Mr. Delanois, respectively. Assuming the targets were met, the resulting total compensation of the Named Executive Officers would fall within the compensation ranges for comparable companies and positions in the studies compiled by the Compensation Committee’s outside independent compensation consultant in 2023. As both targets were not met in 2025, no bonuses were paid under the VCP to the Named Executive Officers.

Equity Compensation. Our Incentive Compensation Plan provides us with flexibility in designing equity incentives and granting different types of equity awards. As described above, under the VCP, 25% of the earned bonus award is paid in restricted stock units and a portion of the compensation to our Executive Chairman is paid in restricted stock units. We believe that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.

Because the Company is cognizant of the dilutive effect of equity awards on our shareholders, the Company is committed to using equity incentive awards prudently and within reasonable limits. As a result of our measured approach to the use of equity incentive awards, as of April 27, 2026, of the 2,580,000 shares of our common stock authorized for award under our Incentive Compensation Plan, approximately 408,000 shares remain available for future award under the plan.

Timing of Equity Awards. The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients. There is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. All stock option grants issued under our Incentive Compensation Plan have an exercise price per share no less than the fair market value per share on the grant date.

Health and Retirement Programs. Our executive officers are eligible to participate in our 401(k) plan and our flexible benefit plan on the same basis as all other regular U.S. employees.

Executive Officer Perquisites and Other Programs. It is not our practice to provide our executive officers with any meaningful perquisites. We have not implemented any pension arrangements, defined benefit retirement arrangements, non-qualified deferred compensation programs or any supplemental executive retirement plans for our executive officers.

Employment Agreements. None of the executive officers has an employment or severance agreement.

Compensation Committee Processes

Role of Compensation Consultant

Pursuant to its charter, the Compensation Committee has the authority to retain the services of one or more external advisors, including compensation consultants, legal counsel, accounting, and other advisors, to assist it in performance of its duties and responsibilities. The Compensation Committee makes all determinations regarding the engagement, fees, and services of these external advisors, and any such external advisor reports directly to the Compensation Committee.

The Compensation Committee previously engaged Meridian to assist it in connection with its review, analysis, and determinations with respect to the compensation of our executive officers.

The Compensation Committee also received the advice of Meridian in 2023 in connection with designing compensation arrangements with its executive officers and the evaluation of the competitiveness of the Company’s compensation measured against an updated peer group.

The Compensation Committee may engage a compensation consultant or hire additional advisors at any time. All decisions regarding the compensation of our executive officers, however, are made by the Compensation Committee.

Use of Competitive Compensation Data.

We do not believe that it is appropriate to make compensation decisions, whether regarding base salaries or annual or long-term incentive compensation, upon any type of benchmarking to a peer or other representative group of companies. Instead, the Compensation Committee believes that information regarding the compensation practices at other companies are useful as a reference point for its compensation decisions.

Tax Considerations. Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), this limitation applied only to compensation that is not considered to be performance-based under the terms of Code Section 162(m), and our Incentive Compensation Plan was structured with the objective of providing the Company with the opportunity to qualify one or more awards under the plan as performance-based compensation for purposes of Code Section 162(m). Regardless, we believe that in establishing the cash and equity incentive compensation programs for our executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation that is not deductible.

In addition to our non-binding, advisory vote on executive compensation, we are committed to ongoing engagement with our shareholders on executive compensation and corporate governance issues.

Compensation Recoupment Policy

On October 2, 2024, the Company adopted a Compensation Recoupment Policy that applies to all incentive-based compensation received by current and former executive officers. The policy complies with the requirements of Section 811 of the Company Guide of NYSE American LLC and the final clawback rules adopted by the Securities and Exchange Commission pursuant to Section 10-D and Rule 10D-1 of the Exchange Act. Pursuant to the policy, if the Company is required to prepare an accounting restatement of all or any portion of its financial statements due to the Company’s material noncompliance with any financial-reporting requirement under applicable U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if either corrected or left uncorrected in the current period (such restatement, an “Accounting Restatement”), the Compensation Committee of the Board will review any incentive-based compensation received by an executive officer of the Company during the three-year lookback period preceding the date on which the Company is required to make an Accounting Restatement. Any right of recoupment under the Compensation Recoupment Policy is in addition to any other remedy or means of recoupment the Company may have under law or under any applicable provisions in plans, agreements, awards, or other arrangements that contemplate the recoupment of compensation from an executive officer.

Stock Ownership Guidelines

Although we have not established formal stock ownership guidelines or policies for our executive officers, our directors and executive officers as a group own approximately 24.4% (not including shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 27, 2026) of the issued and outstanding Common Shares, which directly aligns their interests with that of the other shareholders.

Insider Trading Policy

We have adopted an insider trading policy (the “Insider Trading Policy”) applicable to all of our directors, officers, and employees and any individual our Chief Financial Officer may designate that prohibits transacting in our common stock, other Company securities, or the securities of other companies (such as customers and suppliers) while in possession of material non-public information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.   Under the Insider Trading Policy, pre-clearance by our compliance officer is required for securities transactions entered into by our directors and executive officers, including the adoption or modification of Rule 10b5-1 trading plans.   In addition, quarterly blackout periods are imposed under the Insider Trading Policy upon all of our employees, executive officers, and directors. The Insider Trading Policy also permits the Company to institute additional trading blackout periods as deemed appropriate.

Policy and Practices on Timing of Granting Options

While we do not have a formal policy in place with regards to the timing of awards of options (or other equity awards) in relation to the disclosure of material nonpublic information, our practice is to not grant any such awards at a time when we are in possession of material nonpublic information and we generally do not grant stock options or similar awards during blackout periods established under our Insider Trading Policy or at any time during the four business days prior to, or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.  In addition, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 2025 and December 31, 2024 by the Named Executive Officers.

					Nonequity
					Incentive
Name and				Stock	Plan	All Other
Principal				Awards	Compensation	Compensation	Total
Position	Year	Salary (1)	Bonus	(2)	($)	(3)	($)
Raymond C. Stachowiak,	2025	$252,308	--	$264,000	--	$10,092	$526,400
Executive Chairman	2024	$275,000	--	$316,800	--	$11,488	$603,288

Gary Delanois,	2025	$400,385	--	$53,125	$--	$--	$453,510
Chief Executive Officer	2024	$56,250	--	$376,800	$30,000	$110	$463,160

R. Scott Frech,	2025	$281,596	--	$25,812	$--	$10,968	$318,376
Chief Financial Officer (4)	2024	$7,404	--	$161,000	$--	$--	$168,404

(1)	Includes amounts deferred under the Company’s Retirement Plan for Employees of American Shared Hospital Services, a qualified plan under section 401(k) of the Internal Revenue Code.
(2)

The dollar amount reflects the grant date fair value of the restricted stock unit awards granted under the Company’s Incentive Compensation Plan, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 8 to the Company's audited financial statements for the fiscal year ended December 31, 2025 and included in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2026. If the highest level of performance conditions were met in 2025, the full grant date fair value associated with these restricted stock unit awards in 2025 would have been $66,406 and $32,265 for Mr. Delanois and Mr. Frech, respectively.

(3)

The amounts shown under All Other Compensation include matching contributions under the Company’s 401(k) plan, automobile and parking allowance, and premiums paid by the Company for long term disability coverage.

(4)

Mr. Frech was appointed to the role of Chief Financial Officer on December 19, 2024. Accordingly, compensation reported for Mr. Frech for the 2024 fiscal year reflects the compensation he received for that portion of the year he was a Company employee.

Pay Versus Performance

The following table (our “Pay-for-Performance Table”) reports the compensation of our principal executive officer (“PEO”) and the average compensation of our other Named Executive Officers (for purposes of this “Pay Versus Performance” section, the “NEOs”) for the past two fiscal years as reported in our Summary Compensation Table. The information reported in the Pay-for-Performance Table is meant to reflect the relationship between the executive compensation that the Company actually paid and certain measures of the Company’s financial performance. For information regarding the Company’s pay-for-performance philosophy and how we align executive compensation with the Company’s financial performance, refer to our Narrative Disclosure Regarding Compensation. In accordance with the reduced disclosure requirements for smaller reporting companies, we have not included a tabular list of financial performance measures, a “Company-Selected Measure,” or executive compensation data for any peer group of the Company, and we have reported the required pay-versus-performance information for two instead of three years.

					Value of
			Average		Initial
			Summary		Fixed $100
			Compensation	Average	Investment
			Table Total	Compensation	Based
	Summary	Compensation	for	Actually Paid	On Total	Net
	Compensation	Actually Paid	Non-PEO	to Non-PEO	Shareholder	Income
	Table Total for	to	NEOs	NEOs	Return	($)
Year	PEO ($) (1)	PEO ($) (3)	($) (2)	($) (3)	($) (4)	(5)
2025	$526,400	$523,250	$385,943	$330,675	71	(1,553,000)
2024	$603,288	$666,588	$464,561	$469,998	$132	$2,186,000
2023	$626,600	$588,500	$395,001	$366,522	$81	$610,000

(1)	Raymond C. Stachowiak, our PEO, was our Executive Chairman for each of the years presented.

(2)

During 2025, our non-PEO NEOs were Gary Delanois and R. Scott Frech. During 2024, our non-PEO NEOs were Craig K. Tagawa and Gary Delanois. During 2023, our non-PEO NEOs were Craig K. Tagawa and Peter Gaccione.

(3)

Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below sets forth each adjustment to the equity awards granted to our NEOs during each year presented in the table to calculate the compensation actually paid to our NEOs each year. Values reported in the table below are roundest to the nearest dollar.

Adjustments to Equity Awards to Determine		PEO			Non-PEO NEOs
Compensation “Actually Paid”	2025	2024	2023	2025	2024	2023
Average Summary Compensation Table Total	$526,400	$603,288	$626,600	$385,943	$464,561	$395,001
Minus amounts reported in the “Stock Awards” and "Option Awards" columns of the Summary Compensation Table.	$(264,000)	$(316,800)	$(351,600)	$39,468	$(178,463)	$(64,408)
Plus fair value as of the end of the covered year of awards granted during the covered year that are outstanding and unvested as of the end of the covered year.	$52,750	95,700	$72,000	$0	$191,400	$40,658
Plus fair value as of the vesting date for awards granted during the covered year that vested during the covered year.	$208,100	$284,400	$241,500	---	---	—
Plus the change in fair value as of the vesting date (compared to as of the prior year end) of awards granted prior to the covered year that vested during the covered year.	—	—	—	$(15,800)	$(7,500)	(4,729)
Total Adjustments	(3,150)	63,300	(38,100)	$(55,268)	$5,437	$(28,479)
Compensation “Actually Paid”	$523,250	$666,588	$588,500	$330,675	$469,998	$366,522

(4)

The amounts shown above represent the Company’s cumulative total shareholder return (“TSR”) on an assumed investment of $100 in shares of our Common Stock over the indicated measurement period. Cumulative TSR is calculated by dividing (i) the sum of the cumulative amount of dividends on our Common Stock for the measurement period (if any), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period, by (ii) the Company’s share price at the beginning of the measurement period.

(5)	The dollar amounts reported represent the amount of net income available to common shareholders reflected in the Company’s audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance

The following graphs address the relationship between the compensation “actually paid” by the Company to our NEOs as disclosed in the Pay-for-Performance table and the Company’s (i) cumulative total shareholder return, assuming an initial fixed investment of $100, and (ii) net income (loss), in each case, for the years ended December 31, 2023, 2024 and 2025.

PEO and Average Non-PEO NEOs Compensation Actually Paid vs. Company TSR

PEO and Average Other NEOs Compensation Actually Paid vs. GAAP Net Income

Outstanding Equity Awards at Fiscal Year-End 2025

The following table provides information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2025.

	Option Awards				Stock Awards
					Equity		Equity
					Incentive		Incentive
					Plan		Plan Awards:
	Number of	Number of			Awards:		Market or
	Securities	Securities			Number of		Payout Value
	Underlying	Underlying			Unearned		of Unearned
	Unexercised	Unexercised	Option		Shares		Shares That
	Options	Options	Exercise	Option	That Have		Have Not
	Exercisable	Unexercisable	Price	Expiration	Not Vested		Vested
Name	(#)	(#)	($)	Date	(#)		($)(2)
Raymond C. Stachowiak	2,000	--	$3.03	6/20/26	25,000	(1)	$52,750
Gary Delanois					96,000		$202,560
R. Scott Frech					40,000		$84,400
Craig K. Tagawa

(1)	Represents restricted stock units awarded under the Company’s Incentive Compensation Plan. These restricted stock units vested on January 1, 2026.

(2)

Represents performance based restricted stock units awarded under the Company’s Incentive Compensation Plan based on the assumption that the Company would achieve target performance for the performance goals in 2024 as the minimum EBITDA and the minimum net income “gates” were achieved in 2025. Because neither the minimum EBITDA nor the minimum net income “gates” under the VCP were achieved during 2025, no restricted stock units were issued for 2025.

Payments Upon Termination or Change in Control

Under our Incentive Compensation Plan, in the event a change in control occurs, each outstanding equity award will automatically accelerate in full, unless that award is assumed or replaced by the successor corporation or otherwise continued in effect.

The plan administrator has the discretion to structure one or more equity awards under the Incentive Compensation Plan so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

Shares Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plan.

	Number of		Weighted
	shares to		average
	be issued upon		exercise price	Number of
	exercise of		of	shares
	outstanding		outstanding	remaining
	options,		options,	available
	warrants and		warrants and	for future
Plan Category	rights		rights	issuance
Equity compensation plans approved by security holders (1)	179,000	(2)	$3.04	414,000	(3)
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	179,000			414,000

(1)	Consists of our Incentive Compensation Plan.

(2)

Includes 161,000 shares of our common stock subject to restricted stock unit awards granted under the Incentive Compensation Plan, including awards with respect to deferred director retention fees, that will entitle each holder to one share of our common stock for each such unit that vests over the holder’s period of continued service. Also includes 17,500 shares of our common stock subject to option awards granted under the Incentive Compensation Plan. No shares are included here with respect to shares issued in connection with restricted stock awards that remained subject to vesting conditions as of December 31, 2025 as these shares were already issued and outstanding at that time.

(3)

Shares reserved for issuance under the Incentive Compensation Plan may be issued upon the exercise of stock options or stock appreciation rights, through direct stock issuances or pursuant to restricted stock units or other stock based awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

HEDGING POLICY

The Company’s Insider Trading Policy prohibits all members of the Board, officers and employees of the Company from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s securities.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee reviews related party transactions as such term is defined under Item 404(a) of Regulation S-K pursuant to the charter of the Audit Committee. The Audit Committee evaluates all such transactions and determines whether or not it serves the best interest of the Corporation and its stockholders and whether the relationship should be continued or eliminated. Since January 1, 2024, there have been no related party transactions between the Company and a related party that would be reportable under SEC rules or regulations.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE INCENTIVE COMPENSATION PLAN

Introduction

Our shareholders are being asked to vote on a proposal to approve the amendment and restatement of our Incentive Compensation Plan (the “Plan”) in order to extend the term of the Plan by five years. Our Board adopted the amended and restated Plan on March 20, 2026 subject to shareholder approval at the Meeting.

Purpose of the Amendment and Restatement of the Plan

Extension of the Term of the Plan. Equity incentive awards play a significant role in the compensation provided to the Company’s executive officers and employees. The Company relies on equity compensation in order to attract and retain key employees, align the interests of the Company’s executive officers with those of our shareholders, and to provide the Company’s executive officers and other employees with the opportunity to accumulate retirement income. Despite the significance equity awards play in our compensation packages, the Company is concerned about the dilutive effect of equity awards on our shareholders; accordingly, the Company is committed to using equity incentive awards prudently and within reasonable limits.

As a result of our measured approach to the use of equity incentive awards, as of April 5, 2026, of the 2,580,000 shares of our common stock authorized for award under the Plan, approximately 407,000 shares remained available for future award under the Plan. We are seeking to extend the expiration date of the Plan by five years, from February 22, 2027 to February 22, 2032. Shareholders are not being asked to approve an increase in the number of shares authorized for issuance under the Plan or any other amendment to the terms of the Plan.

Summary Description of the Amended and Restated Plan

The principal terms and provisions of the Plan, as amended and restated, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Appendix A. Any shareholder who wishes to obtain a copy of the actual Plan document may do so upon written request to our Corporate Secretary at our principal offices at 601 Montgomery Street, Suite 850, San Francisco, CA 94111.

Incentive Programs. The Plan consists of four separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program, (iii) the incentive bonus program, and (iv) the automatic grant program for the non-employee members of our Board of Directors. The principal features of each program are described below.

Types of Awards. The various types of equity incentives which may be issued under the Plan (collectively, the “Awards”) are as follows: (i) stock options and stock appreciation rights under the discretionary grant program, (ii) stock bonuses and stock issuances pursuant to restricted stock awards, restricted stock units, performance shares and other stock-base awards under the stock issuance program, (iii) cash bonus awards, performance unit awards and dividend equivalent rights under the incentive bonus program (iv) and stock options and restricted stock unit awards to our non-employee Board members under the automatic grant program.

Administration. The compensation committee of our Board of Directors will have the exclusive authority to administer the discretionary grant, incentive bonus and stock issuance programs with respect to Awards made to our executive officers and Board members and will also have the authority to make Awards under those programs to all other eligible individuals. However, our Board of Directors may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the compensation committee to make Awards under those programs to individuals other than executive officers and Board members.

The term “plan administrator,” as used in this summary, will mean our compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Plan.

The compensation committee will have limited discretion under the automatic grant program to determine the number of shares subject to each option grant and restricted stock unit award made under that program, if any, up to the maximum number of shares permissible per grant or award, but all option grants and restricted stock unit awards will otherwise be made in strict compliance with the express terms of that program.

Eligibility. Officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant, incentive bonus and stock issuance programs. The non-employee members of our Board of Directors will also be eligible to participate in those programs as well as the automatic grant program. As of April 5, 2026, approximately ten (10) persons ((including four (4) executive officers)) were eligible to participate in the discretionary grant, incentive bonus and stock issuance programs, and three (3) non-employee Board members were eligible to participate in those programs and the automatic grant program. Because our executives and non-employee directors are eligible to receive awards under the Plan, they may be deemed to have a personal interest in the approval of this Proposal 3.

Securities Subject to Plan. 2,580,000 shares of our common stock have been reserved for issuance over the term of the Plan. The shares of common stock issuable under the Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that the Company acquires, including shares purchased on the open market or in private transactions.

As of April 5, 2026, 17,500 shares in the aggregate were subject to outstanding options under the Plan, 161,000 shares were subject to unvested restricted stock units under the Plan, and, after taking into account the impact of the Share Counting Provisions described below, 414,000 shares remained available for future award under the Plan.

Share Counting Provisions. The number of shares of common stock reserved for award and issuance under the Plan will be reduced: (i) on a one-for-one basis for each share of common stock subject to an Award made under the discretionary grant program or subject to a stock option grant made under the automatic grant program, (ii) on a one-for-one basis for each share of common stock issued pursuant to a Full Value Award made under the stock issuance, incentive bonus and automatic grant programs prior to March 18, 2010 and (iii) by a fixed ratio of 1.59 shares of common stock for each share of common stock issued pursuant to a Full Value Award made under the stock issuance, incentive bonus and automatic grant programs on or after March 18, 2010.

For such purpose, a Full Value Award will be any of the following Awards made under the stock issuance, incentive bonus or automatic grant programs of the Plan that are settled in shares of our common stock: restricted stock awards (unless issued for cash consideration equal to the fair market value of the shares of common stock on the award date), restricted stock units, performance shares, performance units, and any other share-settled awards under the Plan other than (i) stock options and stock appreciation rights issued under the discretionary grant program, (ii) stock options issued under the automatic grant program and (iii) dividend equivalent rights under the incentive bonus program.

Shares of common stock subject to outstanding Awards made under the Plan (including the options transferred from the predecessor plans) will be available for subsequent issuance under the Plan to the extent those awards expire or terminate for any reason prior to the issuance of the shares of common stock subject to those awards. Such shares will be added back to the number of shares of common stock reserved for award and issuance under the Plan as follows:

•

For each share of common stock subject to such an expired, forfeited, cancelled or terminated award made under the discretionary grant program (including the options transferred from the predecessor plans) or subject to an option grant made under the automatic grant program, one share of common stock will become available for subsequent award and issuance under the Plan.

•

For each share of common stock subject to a forfeited or cancelled Full Value Award made under the stock issuance, automatic grant or incentive bonus program prior to March 18, 2010, one share will become available for subsequent award and issuance.

•

For each share of common stock subject to a forfeited or cancelled Full Value Award made under the stock issuance, automatic grant or incentive bonus program on or after March 18, 2010, 1.59 shares will become available for subsequent award and issuance.

•

For each unvested share of common stock issued under the discretionary grant or stock issuance program for cash consideration not less than the fair market value per share of common stock on the award date and subsequently repurchased by us, at a price per share not greater than the original issue price paid per share, pursuant to our repurchase rights under the Plan, one share will become available for subsequent award and issuance under the Plan.

•

There are no net counting provisions in effect under the Plan. Accordingly, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance and award under the Plan:

•

Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

•

Should shares of common stock otherwise issuable under the Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise, issuance or vesting of an Award, then the number of shares of common stock available for issuance under the Plan will be reduced on the basis of the full number of shares that were issuable under the Award, and not on the basis of the net number of shares actually issued after any such share withholding.

•

Upon the exercise of any stock appreciation right granted under the Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise.

Award Limitations. Awards made under the Plan will be subject to the following per-participant limitations:

•

For awards denominated in shares of our common stock at the time of grant (whether payable in common stock, cash or a combination of both), a participant in the Plan may not receive awards for more than 150,000 shares of our common stock in the aggregate. However, for the calendar year in which such person first commences service, the foregoing limitation will be increased to 200,000 shares. Such share limitations will be subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock.

•

For performance-based awards denominated in cash dollars at the time of grant (whether payable in cash, shares of our common stock, or both), a participant in the Plan may not receive awards that exceed in the aggregate more than $1,500,000.00 for each calendar year within the applicable performance measurement period, with such performance period limited to a maximum of 5 years and with pro-ration based on such dollar limit for any fractional year included within such performance period.

ISO Limitation. The maximum number of shares of common stock which may be issued under the Plan pursuant to options intended to qualify as incentive stock options under the federal tax laws may not exceed 2,580,000 shares in the aggregate, subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock.

Repricing Prohibition. The plan administrator may not implement any of the following repricing/cash-out programs under the Plan without obtaining shareholder approval: (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or base price of such stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.

Equity Incentive Programs

Discretionary Grant Program. Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive such Awards, the time or times when those Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) to be in effect for the Award, the maximum term for which the Award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of seven years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

The Plan will allow the issuance of two types of stock appreciation rights under the discretionary grant program:

•

Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•

Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of seven years.

The distribution with respect to any exercised tandem or stand-alone stock appreciation right will be made in shares of our common stock. Stock appreciation rights will remain exercisable for a limited period following the holder’s cessation of service, but only to the extent those rights are exercisable at the time of such cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding, whether before or after the holder’s actual cessation of service.

Stock Issuance Program. Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us. Performance shares may also be issued under the program in accordance with the following parameters:

•

The vesting of the performance shares will be tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

•

At the end of the performance period, the plan administrator will determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

•

The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Internal Revenue Code Section 409A.

•	Performance shares may be paid in cash or shares of our common stock.

•

Performance shares may also be structured so that the shares are convertible into shares of our common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting schedule to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.

The plan administrator will also have the discretionary authority to structure one or more of those Awards so that the underlying shares of common stock will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total shareholder equity; (2) earnings per share; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment;(8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to increase our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In addition, the performance goals may be subject to adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any acquired business and costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by us or the gain or loss realized upon the sale of any such business or the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or our other bonus or incentive compensation plans, and (I) the impact of foreign currency fluctuations or changes in exchange rates.

Outstanding awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. However, the plan administrator will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. In no event, however, will any vesting requirements tied to the attainment of performance objectives be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of the participant’s death or disability or in connection with a change in control of the company, as described under the heading “General Provisions — Change in Control.”

Incentive Bonus Program. Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. Cash bonus awards will vest over an eligible individual’s designated service period or upon the attainment of pre-established performance goals. Performance unit awards will be subject to the following parameters:

•

A performance unit will represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more performance goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

•

Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

•

Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of our common stock valued at fair market value on the payment date.

Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of our common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made, in cash or shares of our common stock, either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock or may be made subject to a specified vesting schedule or a deferred payment date. However, any amounts attributable to dividend equivalent rights relating to an award subject to performance-vesting requirements will not vest or become payable prior to the vesting of that award upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of our common stock).

The plan administrator also has the discretionary authority to structure one or more awards under the incentive bonus program so that those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of the stock issuance program.

The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all awards outstanding under the incentive bonus program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of the participant’s death or disability or in connection with a change in control as described under the heading “General Provisions — Change in Control.”

Automatic Grant Program. Under the automatic grant program, non-employee Board members will receive a series of automatic grants of stock options and restricted stock unit awards over their period of Board service. All grants under the automatic grant program will be made in strict compliance with the express provisions of such program, and shareholder approval of this proposal will also constitute pre-approval of each option grant and restricted stock unit award made under the automatic grant program on or after the date of the Annual Meeting and the subsequent exercise of those options and the subsequent issuance of the shares subject to those restricted stock unit awards in accordance with the terms of the program summarized below.

Two types of awards will be made under the program:

Initial Awards. Each individual who first becomes a non-employee member of the Board will at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in our employ or employ of any parent or subsidiary company. The specific number of shares subject to the initial award, if any, will be determined by the compensation committee of our Board of Directors, but will not exceed 10,000 shares for the option component or more than 3,000 shares for the restricted stock unit component.

Annual Award. On the date of each annual shareholders meeting, each individual who will continue to serve as a non-employee Board member will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee Board member for at least six (6) months. The specific number of shares subject to the initial award, if any, will be determined by the compensation committee of our Board of Directors, but will not exceed 3,000 shares for the option component or more than 1,000 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee member of the Board may receive over his or her period of continued service on the Board, and non-employee members of the Board who have previously been in our employ will be eligible to receive one or more such annual awards over their period of service on the Board.

It is currently anticipated that no annual equity awards will be granted to the non-employee Board members at the Annual Meeting will be comprise of an option grant for zero (0) shares and a restricted stock unit award for an additional zero (0) shares.

Each option grant under the program will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of seven years, subject to earlier termination following the optionee’s cessation of Board service. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee’s cessation of Board service. The shares subject to each initial automatic option grant will vest in four successive equal annual installments upon the optionee’s completion of each year of Board service over the four-year period measured from the grant date. The shares subject to each annual automatic option grant made to a continuing Board member will vest upon the earlier of (i) that individual’s completion of one year of Board service measured from the grant date or (ii) such individual’s continuation in Board service through the day immediately preceding the date of the next annual shareholders meeting following such grant date. However, the shares will immediately vest in full upon the optionee’s death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.

An initial restricted stock unit award made to a newly elected or appointed non-employee Board member will vest in a series of four (4) successive equal annual installments upon his or her completion of each year of Board service over the four (4)-year period measured from the award date. Each annual restricted stock unit award made to a continuing non-employee Board member will vest upon his or her continuation in Board service through the earlier of (i) the completion of the one (1)-year period of service measured from the award date or (ii) the individual’s continuation in such service capacity through the day immediately preceding the next annual shareholders meeting following such award date. However, each restricted stock unit award held by a non-employee Board member under the automatic grant program will immediately vest in full upon certain changes in control or ownership or his or her cessation of Board service by reason of death or disability. As the restricted stock units vest in one or more installments, the shares of common stock underlying those vested units will be promptly issued.

The plan administrator may implement a non-employee Board member retainer fee deferral program under the Plan that would allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board retainer fee to be earned for such year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until their cessation of Board service or other permissible date or event under Code Section 409A.

New Plan Benefits

None of our continuing non-employee Board members, which include Mr. Kelly, Ms. Miles and Ms. Wilson, will receive an automatic option grant of shares of our common stock nor a restricted stock unit award covering any additional shares upon his or her election to the Board at the Annual Meeting, as described under the heading “Automatic Grant Program”.

General Provisions

Vesting Acceleration. In the event there should occur a change in control, the following special vesting acceleration provisions will be in effect for all outstanding awards under the discretionary grant, stock issuance and incentive bonus programs:

(i)

Each outstanding award will automatically accelerate in full upon a change in control, if that award is not assumed or otherwise continued in effect by the successor corporation or replaced with an incentive program which preserves the intrinsic value of the award and provides for the subsequent vesting and concurrent payout of that value in accordance with the same vesting schedule in effect for that award.

(ii)

To the extent any outstanding award is subject to performance vesting upon the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that award in a change in control transaction, the performance vesting condition will terminate, and such award will thereupon be converted into a service-vesting award that will vest upon the completion of a service period co-terminous with the portion of the performance period (and any subsequent service-vesting component that was part of the original award) remaining at the time of the change in control.

(iii)

The plan administrator will have complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

(iv)

The plan administrator will have the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

(v)

Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the Plan in the event (a) we are acquired by merger or asset sale, (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons acquires directly or indirectly beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our outstanding securities, (c) there occurs a shareholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets or

(d)

there is a change in a majority of the membership of the Board over a period of less than thirty-six (36) months that is not approved by the current membership of the Board or their approved successors.

The plan administrator’s authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).

Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration or should the value of our outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution, or should there occur any change in control transaction or any other merger, consolidation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities that may be issued pursuant to incentive stock options granted under the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the discretionary grant program or the stock issuance and incentive bonus programs of the Plan per calendar year; (iv) the number and/or class of securities and the exercise price per share in effect for outstanding stock option or stock appreciation right under the discretionary grant and automatic grant programs, (v) the number and/or class of securities subject to each outstanding award under the stock issuance and automatic grant programs and the cash consideration (if any) payable per share, (vi) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of our common stock, (vii) the number and/or class of securities subject to our outstanding repurchase rights under the Plan and the repurchase price payable per share and (viii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program to new and continuing non-employee board members. Such adjustments will be made in such manner as the plan administrator deems appropriate, and such adjustments will be final, binding and conclusive.

Valuation. The fair market value per share of our common stock on any relevant date under the Plan will be deemed to be equal to the closing selling price per share on that date on the NYSE AMERICAN. On April 6, 2026, the fair market value per share of our common stock determined on such basis was $1.34.

Shareholder Rights and Transferability. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Standalone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have certain shareholder rights with respect to any shares of common stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the participant will have the right to vote such shares and to receive any regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate. In no event, however, will any dividends or dividend-equivalent units relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying award vests and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.

Special Tax Election. The plan administrator may structure one or more awards so that shares of our common stock may be used as follows to satisfy all or part of the withholding taxes to which such holders of those awards may become subject in connection with the issuance, exercise, vesting or settlement of those awards:

•

We will automatically withhold, from the shares of common stock otherwise issuable upon the issuance, exercise, vesting or settlement of such award, a portion of those shares with an aggregate fair market value equal to the applicable withholding taxes. The shares so withheld shall reduce the number of shares of common stock authorized for issuance under the Plan in accordance with the applicable reduction parameters in effect under the Plan.

•

The holder of the award may be given the right to deliver to us, at the time of the issuance, exercise, vesting or settlement of such award, one or more shares of our common stock previously acquired by such individual with an aggregate fair market value equal to all or a portion of the required withholding taxes. The shares so delivered will neither reduce the number of shares of common stock authorized for issuance under the Plan nor be added to the number of shares authorized for issuance under the Plan.

Amendment and Termination. Our Board of Directors may amend or modify the Plan at any time, subject to any shareholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares of common stock are at the time primarily traded. However. no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in the Plan or otherwise eliminated such prohibition shall be effective unless approved by the shareholders.

In seeking the approval of Proposal 3 and amendment and restatement of the Plan, we are requesting the term of the Plan to be extended so that, if not sooner terminated by our Board of Directors, the Plan will terminate on the earliest of (i) February 22, 2032, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Plan.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for our taxable year in which such ordinary income is recognized.

Restricted Stock Awards. The recipient of unvested shares of common stock issued under the Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock award. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units. No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Cash Awards. The payment of a cash award will result in the recipient’s recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for our taxable year in which such ordinary income is recognized.

Performance Units. No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for our taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. Prior to the enactment of the TCJA, this limitation applied only to compensation that is not considered to be performance-based under the terms of Code Section 162(m). However, the TJCA eliminated the performance-based compensation exception for awards granted on or after January 1, 2018. The exception may be preserved for awards granted prior to January 1, 2018, to the extent the awards are not materially modified after November 2, 2017. We anticipate, but cannot guarantee, that any compensation deemed paid by us in connection with the exercise of non-statutory options or the disqualifying disposition of incentive stock option shares, in either case granted prior to January 1, 2018, and the vesting of the performance-based restricted stock awards granted in January 2017, will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers; provided that the awards are not materially modified after November 2, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE INCENTIVE COMPENSATION PLAN.

PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE AMENDMENT AND RESTATEMENT OF THE INCENTIVE COMPENSATION PLAN UNLESS OTHERWISE INSTRUCTED.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s consolidated financial statements for the year ended December 31, 2025 were audited by Baker Tilly US, LLP. The Company’s consolidated financial statements for the year ended December 31, 2024, were audited by Moss Adams LLP, which merged with Baker Tilly US, LLP in June 2025, in connection with which the Audit Committee approved the appointment of Baker Tilly US, LLP, as the successor to Moss Adams LLP, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026, subject to shareholder ratification at the Meeting.

Representatives of Baker Tilly US, LLP are expected to be present virtually at the Meeting to respond to appropriate questions and will be given an opportunity to make a statement, if they so desire.

The aggregate fees billed by Baker Tilly US, LLP and their respective affiliates (including Moss Adams LLP, as applicable) for professional services performed for 2025 and 2024 are as follows:

		Audit-
	Audit Fees	Related		All Other
	(1)	Fees (2)	Tax Fees (3)	Fees (4)	Total Fees
2025	$915,075	--	--	--	$915,075
2024	$485,156	$5,250	$29,500	$10,556	$530,462

(1)

Audit Fees: Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees: Consists of fees generally related to accounting advice, review of SEC comment letters, and other compliance issues.

(3)	Tax Fees: Consists of tax compliance and preparation and other tax services.

(4)	All Other Fees: Consists of fees for all other services other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the SEC. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026 UNLESS OTHERWISE INSTRUCTED.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended except to the extent the Company specifically incorporates the Report by reference therein.

The Audit Committee of the Board consisted of three directors all of whom are ‘independent’ as defined in the listing standards of the NYSE American and Exchange Act Rules. As discussed elsewhere in this Proxy Statement, Mr. Daniel Kelly, Ms. Kathleen Miles, and Ms. Vicki L. Wilson composed the Audit Committee. The primary purposes of the Audit Committee are to review the financial reporting and internal controls of the Company, to appoint an independent registered public accounting firm, to review the reports of such auditors, and to review periodically the Audit Committee charter. During 2025, the Audit Committee held five meetings. Ms. Wilson was the Chair of the Audit Committee.

The Audit Committee reviewed and held discussions with management and the independent registered public accounting firm regarding the financial statements of the Company for the fiscal year ended December 31, 2025 and the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The topics of these discussions included the quality of the Company’s internal controls, the audit plans, audit scope and identification of audit risks. In addition, representatives from the independent registered public accounting firm attend the Audit Committee meetings, and the Committee received assurances that the independent registered public accounting firm reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.

The Company’s independent registered public accounting firm provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors’ independence within the meaning of the federal securities laws administered by the SEC, and the Audit Committee satisfied itself as to the public accounting firm’s independence. The Audit Committee received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor’s independence.

The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by Auditing Standard No. 16 or any successor standard, as amended, “Communications with Audit Committees” and, with and without the presence of management, reviewed and discussed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. Management, being responsible for the Company’s financial statements, represented that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for the examination of those statements.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review as described previously, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC.

Submitted by the Audit Committee of the Board:

Vicki L. Wilson (Chair)

Daniel G. Kelly, Jr.

Kathleen Miles

SHAREHOLDER PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2027 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Company no later than December 31, 2026.

Under the Company’s Bylaws, in order for a shareholder proposal that is not included in the Company’s proxy materials to be properly brought before the annual meeting of shareholders, notice of the proposal must be received at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting, or, if less than 70 days’ notice of the date of such meeting has been given to shareholders, then not later than the close of business on the tenth day following the earlier of the first public disclosure of the meeting date and the mailing of the Company’s notice. A shareholder’s notice should provide a list of each proposal and a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; any material interest of the shareholder in the business; and other requirements set forth in the Company’s Bylaws.

In addition to the satisfying the foregoing advance notice requirements under the Company’s Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than April 25, 2027.

ANNUAL REPORT

The Company’s 2025 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this Proxy Statement.

By Order of the Board Alexis N. Wallace Corporate Secretary Dated: April 30, 2026 San Francisco, California

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AMS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00242-P53184

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN SHARED HOSPITAL SERVICES

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Daniel G. Kelly, Jr.
02) Kathleen Miles
03) Raymond C. Stachowiak
04) Vicki L. Wilson

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

A copy of our Proxy Statement, Annual Report and Proxy Card are available at www.proxyvote.com.

T00243-P53184

AMERICAN SHARED HOSPITAL SERVICES

ANNUAL MEETING OF SHAREHOLDERS

JUNE 24, 2026

9:00 a.m. Central Daylight Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Raymond C. Stachowiak and Craig K. Tagawa, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of American Shares Hospital Services that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Central Daylight Time, on June 24, 2026, at www.virtualshareholdermeeting.com/AMS2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Appendix A

AMERICAN SHARED HOSPITAL SERVICES

INCENTIVE COMPENSATION PLAN

AS AMENDED AND RESTATED EFFECTIVE JUNE 24, 2026

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This Incentive Compensation Plan is intended to promote the interests of American Shared Hospital Services, a California corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A.           The Plan shall be divided into four separate equity incentive programs:

-              the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

-              the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

-               the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones, and

-                the Automatic Grant Program under which eligible non-employee Board members will automatically receive grants at designated intervals over their period of continued Board service.

B.           The provisions of Articles One and Six shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A.          The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any Awards made to the members of the Compensation Committee other than pursuant to the Automatic Grant Program must be authorized by a disinterested majority of the Board.

B.         Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C.          Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.

D.         Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award made thereunder.

E.          Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Award made under that program, except that the Compensation Committee shall have the express authority to establish from time to time the specific number of shares, if any, to be subject to the initial and annual Awards made to the non-employee Board members under such program.

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IV.	ELIGIBILITY

A.           The persons eligible to participate in the Plan are as follows:

(i)    Employees,

(ii)    non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)    consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.           The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to vest and become exercisable, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option, (ii) with respect to Awards made under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award and the cash consideration (if any) payable for those shares, and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.

C.          The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.

D.          The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an Award under the Automatic Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic Awards under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.

V.	STOCK SUBJECT TO THE PLAN

A.          The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to two million five hundred eighty thousand (2,580,000) shares. Such share reserve is comprised of (i) the initial reserve of seven hundred fifty thousand (750,000) shares of Common Stock authorized under the Plan, (ii) an increase of an additional eight hundred eighty thousand (880,000) shares of Common Stock authorized by the Board on March 18, 2010 and approved by the shareholders at the 2010 Annual Meeting, and (iii) an increase of an additional nine hundred fifty thousand (950,000) shares of Common Stock authorized by the Board on April 24, 2021, subject to approval by the shareholders at the 2021 Annual Meeting.

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B.           The number of shares of Common Stock reserved for award and issuance under this Plan pursuant to Section V.A of this Article One shall be reduced: (i) on a one-for-one basis for each share of Common Stock subject to an Award made under the Discretionary Grant Program or subject to a stock option grant made under the Automatic Grant Program, (ii) on a one-for-one basis for each share of Common Stock issued pursuant to a Full Value Award made under the Stock Issuance, Incentive Bonus and Automatic Grant Programs prior to March 18, 2010 and (iii) by a fixed ratio of 1.59 shares of Common Stock for each share of Common Stock issued pursuant to a Full Value Award made under the Stock Issuance, Incentive Bonus and Automatic Grant Programs on or after March 18, 2010.

C.          The Plan serves as the successor to the Predecessor Plans, and no further stock option grants or stock issuances are to be made under those Predecessor Plans on or after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date were transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder. To the extent any options outstanding under the Predecessor Plans on the Plan Effective Date expire or terminate unexercised, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination shall be available for one or more Awards made under this Plan.

D.           The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under Plan shall not exceed two million five hundred eighty thousand (2,580,000) shares.

E.           Each person participating in the Plan shall be subject the following limitations:

-              for Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards may be made to such person in any calendar year shall not exceed One Hundred Fifty Thousand (150,000) shares of Common Stock in the aggregate; provided, however, that for the calendar year in which such person first commences Service, the foregoing limitation shall be increased to Two Hundred Thousand (200,000) shares, and

-             for Awards denominated in terms of cash (whether payable in cash, Common Stock or a combination of both) and subject to one or more performance-vesting conditions, the maximum dollar amount for which such Awards may be made to such person in any calendar year shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) for each calendar year within the applicable performance measurement period, with any such performance period not to exceed five (5) years and with pro-ration based on the foregoing dollar amount in the event of any fractional calendar year included within such performance period.

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F.          Except as set forth below relating to stock appreciation rights, shares of Common Stock subject to outstanding Awards made under the Plan (including the options transferred from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Such shares shall be added back to the number of shares of Common Stock reserved for award and issuance under the Plan as follows:

(i)    for each share of Common Stock subject to such an expired, forfeited, cancelled or terminated option Award made under the Discretionary Grant Program (including the options transferred from the Predecessor Plans) or subject to an option grant made under the Automatic Grant Program, one share of Common Stock shall become available for subsequent award and issuance under the Plan,

(ii)    for each share of Common Stock subject to an expired, forfeited, cancelled or terminated stock appreciation right Award made under the Plan, no shares of Common Stock shall become available for subsequent award and issuance under the Plan,

(iii)    for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance, Automatic Grant or Incentive Bonus Program prior to March 18, 2010, one share shall become available for subsequent award and issuance,

(iv)    for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance, Automatic Grant or Incentive Bonus Program on or after March 18, 2010, 1.59 shares shall become available for subsequent award and issuance, and

(v)    for each unvested share of Common Stock issued under the Discretionary Grant or Stock Issuance Program for cash consideration not less than the Fair Market Value per share of Common Stock on the Award date and subsequently repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, one share shall become available for subsequent award and issuance under the Plan.

G.          Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. The gross number of shares of Common Stock issued upon the exercise of a stock appreciation right also shall reduce the authorized reserve of Common Stock under the Plan. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares issued, exercised or vesting under such Award, calculated in each instance prior to any such share withholding.

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H.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Company Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization (including, without limitation, a Change in Control transaction), then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may receive Common Stock-denominated Awards under the Plan per calendar year, (iii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iv) the maximum number and/or class of securities for which stock option grants and restricted stock unit awards may subsequently be made under the Automatic Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant and Automatic Grant Programs, (vi) the number and/or class of securities subject to each outstanding Award under the Stock Issuance and Automatic Grant Programs and the cash consideration (if any) payable per share, (vii) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (viii) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate, and such adjustments shall be final, binding and conclusive.

I.    Outstanding Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VI.	PROHIBITION ON REPRICING PROGRAMS

Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Corporation may not, without obtaining stockholder approval: (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or base price of such stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities. This Section VI is intended to govern the repricing or exchange of “underwater” options and stock appreciation rights and shall not be construed to prohibit the adjustments provided for in Article One, Section V.H of this Plan.

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ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.           Exercise Price.

1.            The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

2.              The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i)    cash or check made payable to the Corporation,

(ii)    shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the requisite period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes,

(iii)    shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the exercise date, or

(iv)    to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

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Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.          Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the grant date.

C.           Effect of Termination of Service.

1.              The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:

(i)    Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)    Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)    Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv)    During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2.              The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)    extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

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(ii)    include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

(iii)    permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.        Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.          Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.            Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i)         Incentive Options: During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii)         Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

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(iii)         Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.           Eligibility. Incentive Options may only be granted to Employees.

B.          Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

C.           10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	STOCK APPRECIATION RIGHTS

A.          Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

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B.           Types. Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C.           Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1.             One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2.           No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date.

3.            If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than seven (7) years after the date of the option grant.

D.           Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

1.             One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of seven (7) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2.             The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

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3.             Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4.              The distribution with respect to an exercised Stand-alone Right shall be made in shares of Common Stock valued at Fair Market Value on the exercise date.

5.             The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E.          Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

F.           Gross Counting. Upon the exercise of any Tandem or Stand-alone Right under this Section III, the share reserve under Section V of Article One shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Corporation upon such exercise.

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IV.	CHANGE IN CONTROL

A.        In the event of a Change in Control, each outstanding Award under the Discretionary Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding Award under the Discretionary Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is to be replaced with a cash retention program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time vested and exercisable and provides for the subsequent vesting and concurrent payout of that spread in accordance with the same exercise/vesting schedule in effect for that Award, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. Notwithstanding the foregoing, any Award outstanding under the Discretionary Grant Program on the date of such Change in Control shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control (or any earlier date specified in the definitive agreement for the Change in Control transaction) is less than the per share exercise or base price in effect for such Award.

B.          All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.          Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.         Each Award under the Discretionary Grant Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the Award been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

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E.           The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards rights under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F.          The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.          The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

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ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

A.           Issue Price.

1.              The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.              Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)    cash or check made payable to the Corporation,

(ii)    past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii)    any other valid consideration under the California Corporation Code.

B.           Vesting Provisions.

1.             Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

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2.              The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.

3.           Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4.              The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements, including (without limitation) the requirement that any dividends paid on shares subject to performance-vesting conditions shall be held in escrow by the Corporation and shall not vest or actually be paid to the Award holder prior to the time those shares vest. The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Awards of performance share or restricted stock units, subject to such terms and conditions as the Plan Administrator may deem appropriate. In no event, however, shall dividends or dividend-equivalent units relating to Awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividends or dividend-equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

5.             Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

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6.             The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended at the time of grant to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

7.           Outstanding Awards of restricted stock units or performance shares under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for such Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units or performance shares as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

8.              The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

(i)    At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

(ii)    The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.

(iii)    Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

(iv)    Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

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II.	CHANGE IN CONTROL

A.         Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent vesting and payment of that value in accordance with the same vesting schedule in effect for those shares at the time of such Change in Control. If any such Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that Award, the performance vesting condition shall automatically be cancelled, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period (and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control. However, to the extent any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control Transaction is not to be so assumed, continued or replaced, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.          All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

C.         Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such cash consideration shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

D.          The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction. The Plan Administrator’s authority under this Section II.D shall also extend to any Awards under the Stock Issuance Program which are intended to qualify as performance-based compensation under Code Section 162(m), even though the actual vesting of those Awards pursuant to this Section II.D may result in their loss of performance-based status under Code Section 162(m).

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INCENTIVE BONUS PROGRAM

I.	INCENTIVE BONUS TERMS

The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:

(i)           cash bonus awards (“Cash Awards”),

(ii)          performance unit awards (“Performance Unit Awards”), and

(iii)         dividend equivalent rights (“DER Awards”)

A.         Cash Awards. The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant’s continued Service with the Corporation or upon the attainment of specified performance objectives. Each such Cash Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1.              The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.

2.          The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.

3.             Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance objectives or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant’s interest in the Cash Award as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.

4.             Cash Awards which become due and payable following the attainment of the applicable performance objectives or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as set forth in the applicable Award Agreement.

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B.          Performance Unit Awards. The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of this Article Four. Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1.              A Performance Unit shall represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more Performance Goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

2.             Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.

3.            Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

C.           DER Awards. The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of this Article Four. Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1.            The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan. The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of seven (7) years.

2.            Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall be credited per DER with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that DER remains outstanding.

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3.           Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A. In no event, however, shall any DER Award made with respect to an Award subject to performance-vesting conditions under the Stock Issuance or Incentive Bonus Program vest or become payable prior to the vesting of that Award (or the portion thereof to which the DER Award relates) upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

4.             Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement. If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as set forth in the applicable Award Agreement.

5.            The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards so that those Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time the Award is made.

II.	CHANGE IN CONTROL

A.          The Plan Administrator shall have the discretionary authority to structure one or more Awards under the Incentive Bonus Program so that those Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control. To the extent any such Award is, at the time of such Change in Control, subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then that performance vesting condition shall automatically be cancelled on the effective date of such Change in Control, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period ((and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control.

B.          The Plan Administrator’s authority under Section II.A above shall also extend to any Award under the Incentive Bonus Program intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of that Award may result in the loss of performance-based status under Code Section 162(m).

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ARTICLE FIVE

AUTOMATIC GRANT PROGRAM

I.	TERMS

A.           Grant Dates. Grants shall be made pursuant to the Automatic Grant Program in effect under this Article Four as follows:

1.             Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2006 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase not more than ten thousand (10,000) shares of Common Stock and restricted stock units covering not more than three thousand (3,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary. The actual number of shares for which such initial option grant and restricted stock unit award shall be made, if any, shall (subject to the respective ten thousand (10,000) and three thousand (3,000)-share limits) be determined by the Plan Administrator at the time of each such grant.

2.             On the date of each annual shareholders meeting, beginning with the 2006 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Non-Statutory Option to purchase not more than three thousand (3,000) shares of common stock and restricted stock units covering up to not more than an additional one thousand (1,000) shares of Common Stock, provided that such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such option grants and restricted stock unit awards any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants and restricted stock unit awards over their period of continued Board service. The actual number of shares for which such annual option grants and restricted stock unit awards are made to each continuing non-employee Board member, if any, shall (subject to the respective three thousand (3,000) and one thousand (1,000)-share limits) be determined by the Plan Administrator on or before the date of the annual shareholders meeting on which those grants are to be made.

B.           Exercise Price.

1.              The exercise price per share for each option granted under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.            The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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C.           Option Term. Each option granted under this Article Four shall have a maximum term of seven (7) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Service.

D.          Exercise and Vesting of Options. Each option granted under this Article Four shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee’s cessation of Service prior to vesting in those shares. The shares subject to each initial ten thousand (10,000)-share-or-less grant shall vest, and the Corporation’s repurchase right shall lapse, in four (4) successive equal annual installments upon the Optionee’s completion of each year of service as a non-employee Board member over the four (4)‑year period measured from the option grant date. The shares subject to each annual three thousand (3,000)-share-or-less grant made to a non-employee Board member for his or her continued Board service shall vest, and the Corporation’s repurchase right shall lapse, in one installment upon the earlier of (i) the Optionee’s completion of one (1)-year of service as a non-employee Board member measured from the grant date or (ii) the Optionee’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date.

E.           Vesting of Restricted Stock Units and Issuance of Shares. Each restricted stock unit award for up to three thousand (3,000) shares shall vest in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the date that award is made. Each restricted stock unit award for up to one thousand (1,000) shares shall vest in one installment upon the earlier of (i) the individual’s completion of one (1)-year of service as a non-employee Board member measured from the date that award is made or (ii) the individual’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date. However, each restricted stock unit award held by an individual under the Automatic Grant Program will immediately vest in full upon his or her cessation of Board service by reason of death or Permanent Disability. As the restricted stock units under the Automatic Grant Program vest in one or more installments, the shares of Common Stock underlying those vested units shall be promptly issued.

F.          Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

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G.           Termination of Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases Service:

(i)    The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Service in which to exercise such option.

(ii)    During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

(iii)    In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason (other than cessation of Board service by reason of death or Permanent Disability), terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.	CHANGE IN CONTROL

A.           In the event of any Change in Control while the individual remains in Service, the following provisions shall apply:

(i)         Should a Change in Control occur prior to the Optionee’s cessation of Service, then the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

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(ii)         The shares of Common Stock which are at the time of such Change in Control subject to any outstanding restricted stock units awarded to such individual under the Automatic Grant Program shall, immediately prior to the effective date of the Change in Control, vest in full and be issued to such individual as soon as administratively practicable thereafter, but in no event later than fifteen (15) business days.

B.          All outstanding repurchase rights under this Automatic Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

C.           Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Automatic Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

III.	REMAINING TERMS

The remaining terms of each grant shall be the same as the terms in effect for option grants made under the Discretionary Grant Program, including the prohibition on repricing contained in Section V of Article Two.

IV.	ALTERNATIVE AWARDS

A.      The Compensation Committee shall have full power and authority to award, in lieu of one or more initial or annual automatic option grants under this Article Four, unvested shares of Common Stock or restricted stock units which in each instance have an aggregate Fair Market Value substantially equal to the grant-date fair value (as determined for financial reporting purposes in accordance with FASB ASC Topic 781 or any successor standard) of the automatic option grant which such award replaces. Any such alternative award shall be made at the same time the automatic option grant or restricted stock unit award which it replaces would have been made, and the vesting provisions (including vesting acceleration) applicable to such award shall be substantially the same as in effect for the automatic option grant or restricted stock unit award so replaced.

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B.       The Compensation Committee shall also have full power and authority to implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board retainer fees to be earned for such year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Compensation Committee shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

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ARTICLE SIX

MISCELLANEOUS

I.	TAX WITHHOLDING

A.           The Corporation’s obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B.          The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:

Stock Withholding: The Corporation may be given the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.

Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of the Award, one or more shares of Common Stock previously acquired by such holder (other than in connection with the issuance exercise or vesting of the shares triggering the Withholding Taxes) with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

II.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III.	EFFECTIVE DATE AND TERM OF THE PLAN

A.           The Plan became effective on the Plan Effective Date.

B.           The Plan serves as the successor to the Predecessor Plans, and no further option grants or stock issuances are to be made under the Predecessor Plans. All options outstanding under the Predecessor Plans at the time of the 2006 Annual Meeting were transferred to this Plan.

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C.          The Plan was amended and restated on March 18, 2010 to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional eight hundred eighty thousand (880,000) shares, (ii) increase, by the same number, the number of shares of Common Stock that can be issued pursuant to Incentive Options granted under the Plan, (iii) add the Incentive Bonus Program to the Plan and (iv) effect certain other technical changes to the Plan. The Plan was further amended and restated on April 16, 2015, to extend the term of the Plan by two years, from February 22, 2016 to February 22, 2018. The Plan was further amended and restated on June 27, 2017 to (i) extend the term of the Plan by two years, from February 22, 2018 to February 22, 2020 and (ii) effect certain other technical changes to the Plan. The Plan was further amended and restated on June 21, 2019 to extend the term of the Plan by two years, from February 22, 2020 to February 22, 2022. The Plan was again amended and restated on June 25, 2021 to (i) extend the term of the Plan by five years, from February 22, 2022 to February 22, 2027, (ii) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional nine hundred fifty thousand (950,000) shares, (iii) increase, by the same number, the number of shares of Common Stock that can be issued pursuant to Incentive Options granted under the Plan, and (iv) prohibit the use of shares of Common Stock subject to an expired, forfeited, cancelled or terminated stock appreciation right from becoming available for subsequent award or issuance under the Plan. The Plan was again amended and restated on June 24, 2026 to extend the term of the Plan by five years, from February 22, 2027 to February 22, 2032.

D.          The Plan shall terminate upon the earliest to occur of (i) February 22, 2032, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on February 22, 2032, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

IV.	AMENDMENT OF THE PLAN

A.          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to shareholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded, and no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in Section VI of Article One or otherwise eliminated such prohibition shall be effective unless approved by the shareholders.

B.        The Compensation Committee of the Board shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.

C.          Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by shareholder approval of an amendment of the Plan authorizing such increase. If shareholder approval is required and is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

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D.         The provisions of the Plan and the outstanding Awards under the Plan shall, in the event of any ambiguity, be construed, applied and interpreted in a manner so as to ensure that all Awards and Award Agreements provided to Optionees or Participants who are subject to U.S. income taxation either qualify for an exemption from the requirements of Section 409A of the Code or comply with those requirements; provided, however, that the Corporation shall not make any representations that any Awards made under the Plan will in fact be exempt from the requirements of Section 409A of the Code or otherwise comply with those requirements, and each Optionee and Participant shall accordingly be solely responsible for any taxes, penalties or other amounts which may become payable with respect to his or her Awards by reason of Section 409A of the Code.

V.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	REGULATORY APPROVALS

A.           The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B.           No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VII.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

A.           Annual Meeting shall mean the annual meeting of the Corporation’s shareholders.

B.           Automatic Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

C.         Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.

D.           Board shall mean the Corporation’s Board of Directors.

E.           Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)            the closing of a merger, consolidation or other reorganization approved by the Corporation’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii)            the closing of a shareholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Corporation’s assets,

(iii)          the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders, or

(iv)        a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination,

F.            Code shall mean the Internal Revenue Code of 1986, as amended.

G.           Common Stock shall mean the Corporation’s common stock.

H.           Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

I.           Corporation shall mean American Shared Hospital Services, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of American Shared Hospital Services which has by appropriate action assumed the Plan.

J.            Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

K.           Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Grant Program in accordance with the eligibility provisions of Articles One and Four.

L.          Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

M.          Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

N.          Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Company’s common stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

O.          Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

P.          Full Value Award means any of the following Awards made under the Stock Issuance, Incentive Bonus or Automatic Grant Programs that are settled in shares of Common Stock: restricted stock awards (unless issued for cash consideration equal to the Fair Market Value of the shares of Common Stock on the award date), restricted stock unit awards, performance shares, performance units, cash incentive awards and any other Awards under the Plan other than (i) stock options and stock appreciation rights issued under the Discretionary Grant Program, (ii) stock options issued under the Automatic Grant Program and (iii) dividend equivalent rights under the Incentive Bonus Program.

Q.           Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.

R.           Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

S.           Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)             such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii)          such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

T.           Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

U.           1934 Act shall mean the Securities Exchange Act of 1934, as amended.

V.           Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

W.          Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.

X.       Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Y.          Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.

Z.         Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (1) return on total shareholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Corporation or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Corporation or the gain or loss realized upon the sale of any such business the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Corporation, and (I) the impact of foreign currency fluctuations or changes in exchange rates.

AA.       Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

BB.        Plan shall mean the Corporation’s Incentive Compensation Plan (formerly known as the 2006 Stock Incentive Plan), as set forth in this document and as subsequently amended or restated from time to time.

CC.      Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

DD.        Plan Effective Date shall mean the date of the 2006 Annual Meeting at which the Plan was approved by the shareholders.

EE.         Predecessor Plans shall mean (i) the Corporation’s 2001 Stock Option Plan and (ii) the Corporation’s 1995 Stock Option Plan, as each such Plan is in effect immediately prior to the 2006 Annual Meeting.

FF.        Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to eligible persons other than Section 16 Insiders.

GG.        Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

HH.        Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

II.           Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

JJ.           Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

KK.        Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

LL.        Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

MM.       10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

NN.       Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.